ENDOWMENTS, INC.
                                  AND
                     BOND PORTFOLIO FOR ENDOWMENTS, INC.

                                  Part B
                    Statement of Additional Information
                             December 1, 1996
                     (as amended February 13, 1997)

     This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments, Inc. and Bond Portfolio for Endowments, Inc. dated December 1, 1996. The Prospectus may be obtained by writing to the funds at the following address:

                              Endowments, Inc.
                     Bond Portfolio for Endowments, Inc.
                           Attention:  Secretary
                                One Market
                        Steuart Tower, Suite 1800
                              P.O. Box 7650
                         San Francisco, CA  94120
                        Telephone:  (415) 421-9360

                            Table of Contents
     Item                                                        Page No.

DESCRIPTION OF CERTAIN SECURITIES                                  1
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                   4
FUND OFFICERS AND DIRECTORS                                        8
MANAGEMENT                                                        10
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        11
PURCHASE OF SHARES                                                12
EXECUTION OF PORTFOLIO TRANSACTIONS                               13
REDEMPTION OF SHARES                                              14
GENERAL INFORMATION                                               14
INVESTMENT RESULTS                                                15
 FINANCIAL STATEMENTS                                             ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

     BOND RATINGS - Endowments, Inc. may invest in debt securities, and a majority of Bond Portfolio for Endowments, Inc.'s assets will ordinarily be invested in bonds and debentures (including straight debt securities), which are rated in the top three quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least A by Standard & Poor's Corporation or Moody's Investors Service, Inc. The top three rating categories for Standard & Poor's and Moody's are described below:

 Standard & Poor's Corporation:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher categories."

 Moody's Investors Service, Inc.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

BOND PORTFOLIO FOR ENDOWMENTS, INC.

     Investments may also be made in securities rated BBB by S&P or Baa by Moody's or in unrated securities of equivalent quality. S&P considers bonds rated BBB as having an "adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories." Moody's considers bonds which are rated Baa as "medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

     The fund has no current intention of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as "junk" bonds) or equivalent securities that are not rated. The fund is not normally required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security).
The fund, however, has no current intention to hold more than 5% of its net assets in junk bonds. Junk bonds are subject to greater fluctuations in value than are higher rated securities because the values of these securities tend to reflect short-term corporate and market developments and investor perceptions of the issuer's credit quality to a greater extent.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association (GNMA) are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

     Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - The Federal National Mortgage Association (FNMA), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

     As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS
- The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase.

     The fund will identify liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder. The fund also may enter into "roll" transactions, which consist of the sale of securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

     REVERSE REPURCHASE AGREEMENTS - This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will identify liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.


ENDOWMENTS, INC.

     CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts in connection with investing in non-U.S. dollar denominated securities. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund does not currently intend to engage in any transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades. For example, the fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends or has contracted to purchase.


ENDOWMENTS, INC. AND BOND PORTFOLIO FOR ENDOWMENTS, INC.

     CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

     The funds have adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.)

ENDOWMENTS, INC.

 It is the fundamental policy of the fund:

     1. To invest primarily in common stocks or senior securities with equity provisions of well-known companies which appear to offer prospects for long-term growth of both capital and income. Although common stocks and convertible issues will ordinarily be used for the attainment of the fund's investment objective, preferred stocks and bonds and other fixed income issues may be purchased whenever and to the extent deemed advisable by the fund's investment adviser in consideration of the fund's income objective and for defensive purposes. The fund may also hold cash and cash equivalents (commercial paper and other money market instruments) for cash needs and for defensive purposes.

     2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

     3. Not to invest in companies for the purpose of exercising control or management.

     4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

     5. Not to acquire more than 10% of the outstanding voting securities of any one corporation.

     6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the board of directors of the fund.

     7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy #6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

     8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security; provided, however, that the fund may invest not more than 10% of its assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

     9. Not to participate on a joint or a joint and several basis in any trading account in securities.

    10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

    11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

    12. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

    13. Not to purchase or sell securities from or to officers or directors of the fund, or of the investment adviser.

    14. Not to purchase securities if one or more of the officers or directors of the fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

    15. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

    16. Not to purchase puts, calls or hedges.

    17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

    18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

    19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

     For purposes of policy #8, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.

     Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in oil, gas or other mineral leases.

     If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.

     The fund's portfolio turnover rate will depend primarily on market conditions. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.


BOND PORTFOLIO FOR ENDOWMENTS, INC.

     It is the fundamental policy of the fund:

     1. To invest primarily in bonds and debentures which appear to offer attractive current yields without undue risk of principal. To attain its investment objective, the fund may invest in domestic and foreign corporate bonds and debentures (a portion of which may have conversion or stock purchase rights), bonds and debentures issued or guaranteed by the U.S. government or its agencies or instrumentalities, and bonds and debentures issued by foreign governments. The fund may also invest in short- and medium-term obligations and hold cash and cash equivalents as dictated by cash needs and market conditions.

     2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

     3. Not to invest in companies for the purpose of exercising control or management.

     4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

     5. Not to acquire more than 10% of the outstanding voting securities of any one corporation, and to acquire voting securities only through the exercise of conversion or stock purchase rights attached to convertible debt securities held in the fund's portfolio.

     6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the board of directors of the fund.

     7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy #6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

     8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security, nor invest more than 15% of the value of its net assets in securities for which there is no ready market.

     9. Not to participate on a joint or a joint and several basis in any trading account in securities.

    10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

    11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

    12. Not to purchase puts, calls, or hedges.

    13. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

    14. Not to purchase or sell securities from or to officers or directors of the fund, or of the investment adviser.

    15. Not to purchase securities if one or more of the officers or directors of the fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

    16. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

    17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

    18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

    19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

     For purposes of policy #8, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.

     Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); nor invest in oil, gas or other mineral leases.

     If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.

     Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objective of the fund. Major changes in economic conditions could necessitate substantial portfolio turnover. Such turnover will normally consist of shifts in grade, types of issuers, and maturity composition of the fund's securities in order to preserve principal and maintain current income.

                      FUND OFFICERS AND DIRECTORS
       (with their principal occupations for the past five years#)

                             Directors
  (and the organization for which they serve as designated representative ++)

 ROBERT B. EGELSTON+*, Age: 65. Senior Partner, The Capital Group Partners L.P.; former Chairman of the Board, The Capital Group Companies, Inc.; (213) 486-9200.

    FRANK L. ELLSWORTH*+++, Age: 53. Vice President, Capital Research and Management Company; former President, Independent Colleges of Southern California; (213) 486-9200; Designated Representative: Independent Colleges of Southern California.

 STEVEN D. LAVINE, Age: 49, 24700 McBean Parkway, Valencia, CA 91355. President, California Institute of the Arts; (805) 255-1050; Designated
Representative:  California Institute of the Arts.

    PATRICIA A. McBRIDE, Age: 53, 4933 Mangold Circle, Dallas, TX 75229. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.; (214) 368-0268; Designated
Representative: Madison Foundation.

 JOHN R. METCALF, Age: 80, 2864 Broadway - A, San Francisco, CA 94115. Private investor; former Vice President, Alexander & Alexander, Inc.; (415) 775-2864; Designated Representative: Alpine Winter Foundation.

 CHARLES R. REDMOND, Age: 70, Times Mirror Square, Los Angeles, CA 90053. Chairman, Pfaffinger Foundation; former President and Chief Executive Officer, Times Mirror Foundation and former Executive Vice President and Member of the Management Committee, The Times Mirror Company; (213) 237-3977; Designated
Representative:  Loyola Marymount University.

 THOMAS E. TERRY+*, Age: 59. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994); (213) 486-9410; Designated Representative: Citizens' Scholarship Foundation of America.

 ROBERT C. ZIEBARTH, Age: 60, P.O. Box 839, Dover, MA 02030. Management Consultant, Ziebarth Company; (508) 785-1937; Designated Representative:
Foundation for Reproductive Research & Education.

                                    Officers

 ROBERT B. EGELSTON, Chairman of the Boards.

    FRANK L. ELLSWORTH, President.
Fund officers whose other positions are not described above are:

 ABNER D. GOLDSTINE, 11100 Santa Monica Boulevard, Los Angeles, CA 90025, Senior Vice President. Senior Vice President and Director, Capital Research and Management Company.

 ROBERT G. O'DONNELL**, Senior Vice President. Senior Vice President and Director, Capital Research and Management Company.

 CLAUDIA P. HUNTINGTON*, Vice President of Endowments, Inc. Senior Vice President, Capital Research Company.

 JOHN H. SMET, 11100 Santa Monica Boulevard, Los Angeles, CA 90025, Vice President of Bond Portfolio for Endowments, Inc. Vice President, Capital Research and Management Company.

 STEVEN N. KEARSLEY***, Vice President and Treasurer. Vice President and Treasurer, Capital Research and Management Company; Director, American Funds Service Company; (714) 671-7000.

 PATRICK F. QUAN**, Secretary.   Vice President - Fund Business Management
Group, Capital Research and Management Company; (415) 421-9360.

 LISA G. HATHAWAY*, Assistant Vice President. Assistant Vice President - Fund Business Management Group, Capital Research and Management Company; (213) 486-9200.

 LOUISE M. PESCETTA**, Assistant Vice President and Assistant Secretary. Assistant Vice President - Fund Business Management Group, Capital Research and Management Company; (415) 421-9360.

 MARY C. HALL***, Assistant Treasurer. Senior Vice President - Fund Business Management Group, Capital Research and Management Company; (714) 671-7000.

 ROBERT P. SIMMER, 5300 Robin Hood Road, Norfolk, VA 23513, Assistant Treasurer. Vice President - Fund Business Management Group, Capital Research and Management Company; (804) 670-4900.
_________________

 * Address is 333 South Hope Street, Los Angeles, CA 90071.

 ** Address is P.O. Box 7650, San Francisco, CA 94120.

 *** Address is 135 South State College Boulevard, Brea, CA 92821.

  # Positions within the organizations listed may have changed during this period.

  + An "interested person" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of his affiliation with Capital Research and Management Company, the funds' investment adviser.

 ++ The Certificate of Incorporation provides that no person shall serve as a director of the funds (except for the Chairman of the Board or the President), unless he or she is a designated representative of at least one charitable institution which is a shareholder of the funds.

   +++ Mr. Ellsworth serves or has served as a director or trustee on the boards of a total of three funds which are managed by Capital Research and Management Company. Only Anchor Pathway Fund pays a directors fee. His total compensation from that fund for the 12 months through July 31, 1996 was $13,000.

     All of the officers listed are officers or employees of the investment adviser or affiliated companies. Endowments, Inc. and Bond Portfolio for Endowments, Inc. do not pay any salaries or fees to their directors or officers. However, the funds reimburse certain expenses of the directors who are not affiliated with the investment adviser.

     The following directors serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, KCRW-FM National Public Radio, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride
- Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Girl Scout Council, Inc., McDermott Foundation, St. Mark's School of Texas, Southwest Museum of Science and Technology; John R. Metcalf - Radiology Research and Education Foundation, The Yosemite Fund; Thomas E. Terry - Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Opera, Inc., National Football Scholarship Foundation; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Loyola Marymount University, The Music Center of Los Angeles County, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

                                   MANAGEMENT

     INVESTMENT ADVISER - The investment adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The investment adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the investment adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.
 The investment adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

     INVESTMENT ADVISORY AND SERVICE AGREEMENTS - The Investment Advisory and Service Agreements (the Agreements) between the funds and the investment adviser, dated July 28, 1975, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the boards of the funds, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the funds, and (ii) the vote of a majority of directors who are not parties to the Agreements or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreements was approved by the unanimous vote of the boards of the funds on May 23, 1996 for the period through July 27, 1997. The Agreements also provide that either party has the right to terminate them without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in said Act).


     The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not specifically assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to directors unaffiliated with the investment adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.

     The Agreements provide for an advisory fee reduction to the extent that the funds' annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the funds and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses.

     Effective December 1, 1995, the investment adviser has agreed to voluntarily waive management fees to the extent that each fund's annual operating expenses exceed 0.75% of its average net assets per annum. There can be no assurance that this voluntary fee waiver will continue in the future.
 During the years ended July 31, 1996, 1995 and 1994, the investment adviser received from Endowments, Inc. advisory fees of $300,818, $273,381, and $308,941, and from Bond Portfolio for Endowments, Inc. advisory fees of $214,202, $223,573, and $250,998, respectively.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The funds are tax-exempt organizations under Section 501(c)(2) of the Internal Revenue Code. In addition, each fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. If, in the future, the funds elect to be treated as regulated investment companies, they will be subject to the provisions described below.

     To qualify as a "regulated investment company," each fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Under Subchapter M, if each fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

     Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The funds intend to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

                               PURCHASE OF SHARES

     The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

     PRICE OF SHARES - The price you pay for shares is the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading on the next business day of the New York Stock Exchange. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The net asset value per share is determined as follows:

ENDOWMENTS, INC.

     Common stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Non-convertible bonds and debentures, and other long-term debt securities, normally are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the board of directors. Cash and receivables are added and liabilities are deducted to arrive at the net asset value. This figure is divided by the number of shares outstanding to give the net asset value per share.


BOND PORTFOLIO FOR ENDOWMENTS, INC.

     Bond and notes are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Stocks and convertible bonds and debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the board of directors.
 Cash and receivables are added and liabilities are deducted to arrive at the net asset value. This figure is divided by the number of shares outstanding to give the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the investment adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.


BOND PORTFOLIO FOR ENDOWMENTS, INC.

     The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Merrill Lynch, Pierce, Fenner & Smith Inc. was among the top 10 dealers that acted as principals in portfolio transactions. The fund held debt securities of Merrill Lynch, Pierce, Fenner & Smith Inc. in the amount of $460,000 as of the close of its most recent fiscal year.

                                _______________

     Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1996, 1995 and 1994, amounted to $52,000, $38,000, and
$59,000 for Endowments, Inc. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio for Endowments, Inc.

                              REDEMPTION OF SHARES

     For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. The funds may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.

     Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the boards, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker. However, the funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the funds during any 90-day period for any one shareholder.

                              GENERAL INFORMATION

     CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by The Chase Manhattan Bank N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

     INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the funds' independent auditors, providing audit services, preparing tax returns and reviewing certain documents of the funds to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

     COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, CA 90071, has passed upon the legality of the shares offered hereby.

     REPORTS TO SHAREHOLDERS - The funds' fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information audited by the funds' independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the boards.

     The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this statement of additional information.

     PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the funds; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

     REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The funds have made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the funds were a common-law trust. Accordingly, the directors of the funds shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

     Endowments, Inc.'s yield is 3.05% and Bond Portfolio for Endowments, Inc.'s yield is 6.64% based on a 30-day (or one month) period ended July 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where:  a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period. (Endowments, Inc. and Bond Portfolio for Endowments, Inc. do not have a sales charge.)

     Endowments, Inc.'s average annual total return for the one-, five- and ten-year periods ended on July 31, 1996 was +13.21%, +11.94% and +11.78%, respectively. Bond Portfolio for Endowments, Inc.'s average annual total return for the one-, five- and ten-year periods ended on July 31, 1996 was +6.25%, +8.44% and +8.63%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

     The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the boards; and (2) a complete redemption at the end of any period illustrated.

     The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset
value and the capital gains paid over the last 12 months.   The distribution
rate may differ from the yield.

     The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for Endowments, Inc. and the Lehman Aggregate Bond Index for Bond Portfolio for Endowments, Inc.) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

     Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

     The funds may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

     The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

     The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.


                       ENDI vs. Various Unmanaged Indices

10-Year                                           Lipper Growth
8/1 -  7/31   ENDI       DJIA/1/    S&P 500/2/     and Income/3/

1986 - 1996   +204%      +330%      +269%          +220%

1985 - 1995   +238       +391       +306           +255

1984 - 1994   +271       +385       +327           +290

1983 - 1993   +260       +333       +294           +249

1982 - 1992   +411       +528       +478           +381

1981 - 1991   +325       +392       +343           +290

1980 - 1990   +326       +392       +344           +301

1979 - 1989   +379       +409       +416           +387

1978 - 1988   +328       +308       +326           +329

1977 - 1987   +384       +388       +417           +412

1976 - 1986   +329       +208       +271           +301

1975 - 1985   +335       +177       +250           +287

1975# - 1985   +333       +177       +248           +287


                      BENDI vs. Various Unmanaged Indices

                                   Lehman            Lipper Average of
10-Year                            Brothers          Corporate A-Rated
8/1 -  7/31      BENDI             Aggregate/4/      Debt Funds/5/

1986 - 1996      +129%             +126%             +119%

1985 - 1995      +161              +160              +148

1984 - 1994      +191              +193              +178

1983 - 1993      +219              +218              +201

1982 - 1992      +254              +251              +232

1981 - 1991      +253              +269              +233

1980 - 1990      +204              +217              +188

1979 - 1989      +195              +201              +184

1978 - 1988      +178              +178              +164

1977 - 1987      +157              +164              +151

1976 - 1986      +178              +181              +168

1975 - 1985      +157              N/A               +158

1975# - 1985     +158              N/A               N/A


________________

#  From July 26, 1975

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lipper Average of Corporate A-Rated Debt Funds is an average of the cumulative total reinvestment performance of funds that invest at least 65% of assets in corporate debt issues rated "A" or better or government issues.


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                . . . and had taken
                                               all dividends and
                                               capital gain
                                               distributions
                                               in shares, your
If you had                                     investment would
invested $50,000                               have been worth
in ENDI this many                              this much at
years ago . . .                                7/31/96
|                                              |
Number        Periods
of Years      8/1  - 7/31                      Value

1             1995 - 1996                      $56,608

2             1994 - 1996                      67,120

3             1993 - 1996
                                               68,980

4             1992 - 1996
                                               75,911

5             1991 - 1996
                                               87,862

6             1990 - 1996
                                               101,069

7             1989 - 1996
                                               105,240

8             1988 - 1996
                                               129,677

9             1987 - 1996
                                               126,685

10            1986 - 1996
                                               152,164

11            1985 - 1996
                                               191,071

12            1984 - 1996
                                               249,233

13            1983 - 1996
                                               248,385

14            1982 - 1996
                                               387,526

15            1981 - 1996
                                               373,273

16            1980 - 1996
                                               430,139

17            1979 - 1996
                                               504,237

18            1978 - 1996
                                               555,674

19            1977 - 1996
                                               612,709

20            1976 - 1996
                                               652,424

21            1975#- 1996
                                               828,238


#  From July 26, 1975


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                . . . and had taken
                                               all dividends and
                                               capital gain
                                               distributions
                                               in shares, your
If you had                                     investment would
invested $50,000                               have been worth
in BENDI this many                             this much at
years ago . . .                                7/31/96
|                                              |

Number        Periods                         Value
of Years      8/1  - 7/31

1             1995 - 1996                      $53,125

2             1994 - 1996                      57,361

3             1993 - 1996
                                               56,534

4             1992 - 1996
                                               63,171

5             1991 - 1996
                                               74,976

6             1990 - 1996
                                               83,057

7             1989 - 1996
                                               88,750

8             1988 - 1996
                                               100,894

9             1987 - 1996
                                               109,588

10            1986 - 1996
                                               114,426

11            1985 - 1996
                                               138,413

12            1984 - 1996
                                               166,981

13            1983 - 1996
                                               180,266

14            1982 - 1996
                                               223,447

15            1981 - 1996
                                               264,574

16            1980 - 1996
                                               252,463

17            1979 - 1996
                                               261,832

18            1978 - 1996
                                               280,114

19            1977 - 1996
                                               282,166

20            1976 - 1996
                                               317,588

21            1975#- 1996
                                               356,493


#  From July 26, 1975


Illustration of a $50,000 investment in ENDI with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1996)


                            COST OF SHARES                      VALUE OF SHARES

Year                                       Total                          From             From
Ended      Annual          Dividends       Investment     From Initial    Capital Gains    Dividends        Total
July 31    Dividends       (cumulative)    Cost           Investment      Reinvested       Reinvested       Value


 1975#      $      0        $      0        $50,000        $49,769         $   0            $     0          $49,770

 1976       2,408           2,408           52,408         60,781          0                2,695            63,476

 1977       2,454           4,862           54,862         62,331          0                5,259            67,590

 1978       2,899           7,761           57,761         65,910          0                8,615            74,525

 1979       3,511           11,272          61,272         69,263          0                12,868           82,131

 1980       4,322           15,594          65,594         77,021          0                19,256           96,277

 1981       6,326           21,920          71,920         79,847          4,739            26,356           110,942

 1982       7,869           29,789          79,789         64,678          13,443           28,739           106,860

 1983       6,722           36,511          86,511         96,477          20,052           50,197           166,726

 1984       7,502           44,013          94,013         83,847          31,536           50,774           166,157

 1985       9,036           53,049          103,049        95,601          53,303           67,832           216,736

 1986       10,623          63,672          113,672        104,971         81,000           86,184           272,155

 1987       12,851          76,523          126,523        104,222         123,158          99,505           326,885

 1988       15,733          92,256          142,256        88,382          130,787          100,178          319,347

 1989       17,918          110,174         160,174        96,368          167,745          129,388          393,501

 1990       22,799          132,973         182,973        89,440          178,016          142,283          409,739

 1991       21,836          154,809         204,809        94,623          202,831          173,872          471,326

 1992       20,318          175,127         225,127        96,580          249,826          199,127          545,533

 1993       21,415          196,542         246,542        97,479          279,694          223,176          600,349

 1994       22,417          218,959         268,959        90,868          296,050          230,062          616,980

 1995       22,961          241,920         291,920        95,522          369,066          266,973          731,561

1996        25,984          267,904         317,904        98,431          428,636          301,171          828,238


# From July 26, 1975

The dollar amount of capital gain distributions during the period was $383,674.


Illustration of a $50,000 investment in BENDI with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1996)

                             COST OF SHARES                 VALUE OF SHARES

Year                                       Total                          From             From
Ended      Annual          Dividends       Investment     From Initial    Capital Gains    Dividends        Total
July 31    Dividends       (cumulative)    Cost           Investment      Reinvested       Reinvested       Value


 1975#     $      0        $    0          $50,000        $50,065         $     0          $    0           $50,064

1976       3,466           3,466           53,466         52,455          0                3,668            56,123

1977       4,395           7,861           57,861         54,854          0                8,315            63,169

1978       4,798           12,659          62,659         51,161          0                12,472           63,633

1979       5,595           18,254          68,254         50,165          0                17,913           68,078

1980       7,331           25,585          75,585         46,568          0                24,036           70,604

1981       7,990           33,575          83,575         39,235          0                28,137           67,372

1982       9,678           43,253          93,253         40,739          0                39,032           79,771

1983       10,518          53,771          103,771        45,384          0                53,497           98,881

1984       11,193          64,964          114,964        43,796          0                62,950           106,746

1985       12,231          77,195          127,195        47,570          0                81,205           128,775

1986       13,557          90,752          140,752        52,296          0                103,480          155,776

1987       13,829          104,581         154,581        50,040          0                112,609          162,649

1988       13,553          118,134         168,134        48,557          5,210            122,900          176,667

1989       15,800          133,934         183,934        50,630          5,433            144,778          200,841

1990       17,213          151,147         201,147        49,693          5,332            159,584          214,609

1991       19,146          170,293         220,293        50,432          5,411            181,896          237,739

1992       20,570          190,863         240,863        55,202          5,923            221,039          282,164

1993       22,376          213,239         263,239        55,827          12,805           246,660          315,292

1994       22,971          236,210         286,210        47,876          29,925           232,942          310,743

1995       23,564          259,774         309,774        47,762          31,232           256,528          335,522

1996       25,003          284,777         334,777        47,223          30,879           278,391          356,493


# From July 26, 1975
The dollar amount of capital gain distributions during the period was $33,339. EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 94 of the 121 periods.
 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1996
                                                                             Percent
                                                                              of Net
INDUSTRY DIVERSIFICATION                                                      Assets
---------------------------------------------------                        ----------
Common Stocks
  Banking                                                                     10.27%
  Health & Personal Care                                                         7.52
  Energy Sources                                                                 6.48
  Insurance                                                                      6.29
  Forest Products & Paper                                                        4.87
  Utilities: Electric & Gas                                                      4.35
  Business & Public Services                                                     3.74
  Transportation: Rail & Road                                                    3.66
  Real Estate                                                                    3.22
  Machinery & Engineering                                                        3.04
  Beverages & Tobacco                                                            2.85
  Merchandising                                                                  2.43
  Food & Household Products                                                      2.29
  Telecommunications                                                             2.25
  Chemicals                                                                      2.06
  Recreation & Other Consumer Products                                           1.96
  Data Processing & Reproduction                                                 1.91
  Broadcasting & Publishing                                                      1.11
  Automobiles                                                                    1.10
  Financial Services                                                             1.09
  Metals: Nonferrous                                                              .98
  Multi-Industry                                                                  .96
  Electrical & Electronics                                                        .59
  Electronic Instruments                                                          .07
                                                                           ----------
                                                                                75.09
Common stocks in initial period of acquisition                                   2.93
Short-Term Securities                                                           21.77
Excess of cash and receivables over payables                                      .21
                                                                           ----------
Net Assets                                                                   100.00%
                                                                           ==========
                                                                             Percent
                                                                              of Net
TEN LARGEST HOLDINGS                                                          Assets
---------------------------------------------------                        ----------
American Home Products                                                         2.87%
Wal-Mart Stores                                                                  2.43
General Mills                                                                    2.29
Weingarten Realty Investors                                                      2.17
Dun & Bradstreet                                                                 2.04
Washington Mutual Savings Bank                                                   2.03
Phillips Petroleum                                                               2.00
Atlantic Richfield                                                               1.96
International Business Machines                                                  1.91
Warner-Lambert                                                                   1.84
                                                                           ----------
                                                                              21.54%
                                                                           ==========
                                                                             Percent
                                                       Number       Market    Of Net
COMMON STOCKS                                        of shares       Value    Assets
---------------------------------------------------  --------------------------------
ENERGY
Energy Sources-6.48%
  Amoco Corp.                                            10000 $   668,750     1.13%
  Atlantic Richfield Co.                                 10000      1160000      1.96
  Exxon Corp.                                            10000       822500      1.39
  Phillips Petroleum Co.                                 30000      1185000      2.00
Utilities: Electric & Gas-4.35%
  Consolidated Edison Co. of New York, Inc.              17000       459000       .77
  Duke Power Co.                                         15000       718125      1.21
  Entergy Corp.                                          25000       637500      1.07
  Pacific Gas and Electric Co.                           20000       395000       .67
  Union Electric Co.                                     10000       376250       .63
                                                              -----------------------
                                                                    6422125     10.83
                                                              -----------------------
MATERIALS
Chemicals-2.06%
  Armor All Products Corp.                               40000       627500      1.06
  Dow Chemical Co.                                        8000       595000      1.00
Forest Products & Paper-4.87%
  Georgia-Pacific Corp.                                  10000       747500      1.26
  International Paper Co.                                15000       568125       .96
  Louisiana-Pacific Corp.                                30000       611250      1.03
  Union Camp Corp.                                       20000       960000      1.62
Metals: Nonferrous-0.98%
  Aluminum Co. of America                                10000       580000       .98
                                                              -----------------------
                                                                    4689375      7.91
                                                              -----------------------
CAPITAL EQUIPMENT
Data Processing & Reproduction-1.91%
  International Business Machines Corp.                  10500      1132688      1.91
Electrical & Electronics-0.59%
  Nokia Corp., Class A (American Depositary Receipts)
   (Finland)                                             10000       352500       .59
Electronic Instruments-0.07%
  Imation Corp. /1/                                       1880        42770       .07
Machinery & Engineering-3.04%
  Caterpillar Inc.                                        8000       527000       .89
  Crompton & Knowles Corp.                               50000       750000      1.27
  Parker Hannifin Corp.                                  15000       523125       .88
                                                              -----------------------
                                                                    3328083      5.61
                                                              -----------------------
CONSUMER GOODS
Automobiles-1.10%
  Ford Motor Co., Class A                                20000       650000      1.10
Beverages & Tobacco-2.85%
  Anheuser-Busch Companies, Inc.                         10000       747500      1.26
  Philip Morris Companies Inc.                            9000       941625      1.59
Food & Household Products-2.29%
  General Mills, Inc.                                    25000      1356250      2.29
Health & Personal Care-7.52%
  American Home Products Corp.                           30000      1702500      2.87
  Johnson & Johnson                                      10000       477500       .80
  Merck & Co., Inc.                                      10000       642500      1.08
  Schering-Plough Corp.                                  10000       551250       .93
  Warner-Lambert Co.                                     20000      1090000      1.84
Recreation & Other Consumer Products-1.96%
  American Greetings Corp., Class A                      20000       485000       .82
  Duracell International Inc.                            15000       676875      1.14
                                                              -----------------------
                                                                    9321000     15.72
                                                              -----------------------
SERVICES
Broadcasting & Publishing-1.11%
  Gannett Co., Inc.                                      10000       656250      1.11
Business & Public Services-3.74%
  Alexander & Baldwin, Inc.                              30000       712500      1.20
  Dun & Bradstreet Corp.                                 21000      1207500      2.04
  WMX Technologies, Inc.                                 10000       296250       .50
Merchandising-2.43%
  Wal-Mart Stores, Inc.                                  60000      1440000      2.43
Telecommunications-2.25%
  AT&T Corp.                                             15000       781875      1.32
  Ameritech Corp.                                        10000       555000       .93
Transportation: Rail & Road-3.66%
  CSX Corp.                                              20000       965000      1.63
  Union Pacific Corp.                                     6000       411000       .69
  USFreightways Corp.                                    45000       795938      1.34
                                                              -----------------------
                                                                    7821313     13.19
                                                              -----------------------
FINANCE
Banking-10.27%
  H.F. Ahmanson & Co.                                    30000       757500      1.28
  Boatmen's Bancshares, Inc.                             15000       600000      1.01
  Central Fidelity Banks, Inc.                           23400       508950       .86
  Comerica Inc.                                          15000       658125      1.11
  First Hawaiian, Inc.                                   20000       541250       .91
  Jefferson BankShares, Inc.                             30000       682500      1.15
  National City Corp.                                    15000       519375       .88
  U.S. Bancorp                                           18000       616500      1.04
  Washington Mutual Savings Bank                         33150      1205831      2.03
Financial Services-1.09%
  Beneficial Corp.                                       12000       648000      1.09
Insurance-6.29%
  AMBAC Inc.                                             20000       955000      1.61
  American General Corp.                                 27000       938250      1.58
  General Re Corp.                                        5000       733750      1.24
  Liberty Corp.                                          20000       617500      1.04
  Trenwick Group Inc.                                    10000       487500       .82
Real Estate-3.22%
  Security Capital Pacific Trust                         30000       622500      1.05
  Weingarten Realty Investors                            32000      1288000      2.17
                                                              -----------------------
                                                                   12380531     20.87
                                                              -----------------------
MULTI-INDUSTRY
Multi-Industry-0.96%
  Minnesota Mining and Manufacturing Co.                  8800       571999       .96
                                                              -----------------------
MISCELLANEOUS
Other common stocks in initial period of acquisition                1737500      2.93
                                                              -----------------------
TOTAL COMMON STOCKS (cost: $37,638,444)                            46271926     78.02
                                                              -----------------------


                                                     Principal
                                                       Amount
SHORT-TERM SECURITIES                                   (000)
Corporate Short-Term Notes-18.57%
  American Brands Inc. 5.45% due 10/16/96              $1,400       1383650    2.33%
  Associates Corp. of North America 5.70% due 8/1/96    1,300       1299794      2.19
  H.J. Heinz Co. 5.28% due 8/21/96                        770        767628      1.29
  Hewlett-Packard Co. 5.37% due 10/4/96                 1,500       1485321      2.51
  National Rural Utilities Cooperative Finance Corp.
   5.36% due 9/25/96                                    1,200       1189957      2.01
  J.C. Penney Funding Corp. 5.34% due 8/29/96           1,400       1393978      2.35
  Pitney Bowes Credit Corp. 5.33% due 8/15/96           1,200       1197320      2.02
  Raytheon Co. 5.26% due 8/9/96                         1,000        998685      1.68
  Weyerhaeuser Co. 5.27% due 8/8/96                     1,300       1298446      2.19
                                                              ------------ ----------
                                                                   11014779     18.57
                                                              ------------ ----------
Federal Agency Discount Notes-3.20%
  Federal National Mortgage Assn. 5.24% due 8/23/96       1900   1,893,640       3.20
                                                               ----------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $12,908,668)                    12908419     21.77
                                                              ------------ ----------
TOTAL INVESTMENT SECURITIES (cost: $50,547,112)                    59180345     99.79
Excess of cash and receivables over payables                         124552       .21
                                                              -----------------------
NET ASSETS                                                     $59,304,897   100.00%
                                                              =======================
/1/ Non-income-producing security.

See Notes to Financial Statements



Common stocks added to the portfolio
since January 31, 1996
--------------------------------------

H.F. Ahmanson
Alexander & Baldwin
American Greetings
Ameritech
Anheuser-Busch
Crompton & Knowles
Duracell International
General Re
Imation
Jefferson BankShares
National City
Nokia
Parker Hannifin
USFreightways


Common stocks eliminated from the portfolio
since January 31, 1996
--------------------------------------

Allstate
Boeing
General Electric
Huntington Bancshares
Integra Financial
J.P. Morgan
Ohio Casualty
Paul Revere
TNT Freightways
Western Investment Real Estate Trust


Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1996
Assets:
Investment securities at market
 (cost: $50,547,112)                                         $59,180,345
Cash                                                              76,649
Receivables for dividends                                         79,241
                                                            ------------
                                                              59,336,235
Liabilities:
Payables for-
 Management services                               $25,305
 Accrued expenses                                    6,033        31,338
                                              ------------  ------------
Net Assets at July 31, 1996-
 Equivalent to $18.61 per share on
 3,186,313 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                            $59,304,897
                                                           =============
Statement of Operations
for the year ended July 31, 1996
Investment Income:
Income:
 Dividends                                    $  1,574,072
 Interest                                          730,449    $2,304,521
                                              ------------
Expenses:
 Management services fee                           300,818
 Custodian fee                                       3,013
 Registration statement and prospectus              13,660
 Auditing fees                                      30,200
 Legal fees                                         10,116
 Taxes other than federal income tax                46,428
 Other expenses                                     28,324       432,559
                                              ------------   -----------

 Net investment income                                         1,871,962
                                                            ------------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                              6,351,802
Net change in unrealized
 appreciation on investments:
 Beginning of year                               9,360,047
 End of year                                     8,633,233
                                              ------------
  Net unrealized depreciation on investments                    (726,814)
                                                            ------------
 Net realized gain and unrealized
  depreciation on investments                                  5,624,988
                                                            ------------
Net Increase in Net Assets Resulting
 from Operations                                              $7,496,950
                                                            ============

Statement of Changes in Net Assets

                                                Year ended       July 31
                                                       1996          1995
Operations:
Net investment income                       $    1,871,962 $   2,026,933
Net realized gain on investments                 6,351,802     2,706,488
Net unrealized appreciation (depreciation)
 on investments                                   (726,814)    4,723,583
                                              ------------  ------------
 Net increase in net assets resulting
  from operations                                7,496,950     9,457,004
                                             ------------- -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income            (1,975,816)   (1,942,631)
Distributions from net realized
 gain on investments                            (3,710,692)   (4,141,493)
                                             ------------- -------------
 Total dividends and distributions              (5,686,508)   (6,084,124)
                                             ------------- -------------
Capital Share Transactions:
Proceeds from shares sold:
 279,532 and 317,243
 shares, respectively                            5,201,405     5,302,616
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 283,073 and 362,222 shares,
 respectively                                    5,156,184     5,645,016
Cost of shares repurchased:
 518,349 and 618,230
 shares, respectively                           (9,598,279)  (10,507,091)
                                             ------------- -------------
 Net increase in net assets resulting
  from capital share transactions                  759,310       440,541
                                             ------------- -------------
Total Increase in Net Assets                     2,569,752     3,813,421
Net Assets:
Beginning of year                               56,735,145    52,921,724
                                             ------------- -------------
End of year (including undistributed
 net investment income:  $157,540 and
 $261,394, respectively)                       $59,304,897  $ 56,735,145
                                             ============= =============
See Notes to Financial Statements

ENDOWMENTS, INC.
NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal with income as a secondary objective, primarily through investments in stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Common stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,013 includes $2,586 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of July 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $8,633,233, of which $9,435,862 related to appreciated securities and $802,629 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $50,547,112 at July 31, 1996.

3. The fee of $300,818 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. As of July 31, 1996, no such fee reduction was required.

     Effective December 1, 1995, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual expenses do not exceed 0.75% of average net assets. As of July 31, 1996, no such fee reduction was required.

     No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1996, accumulated undistributed net realized gain on investments was $4,774,878 and additional paid-in capital was $42,552,933.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $18,036,311 and $22,375,618, respectively, during the year ended July 31, 1996.


ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                     Year   ended    July       31
                                          ----------------------------------------
                                              1996    1995    1994    1993    1992
Net Asset Value, Beginning of Year         $18.06  $ 17.18 $ 18.43 $ 18.26 $ 17.89
                                          ----------------------------------------
 Income from Investment Operations:
  Net investment income                       .58     .63     .65     .66     .78
  Net realized and unrealized
   gain (loss) on investments                 1.73   2.21    (.16)      1.      1.
                                          ----------------------------------------
   Total income from investment operations    2.31   2.84     .49       1.      2.
                                          ----------------------------------------
 Less Distributions:
  Dividends from net investment income       (.61)   (.61)   (.66)   (.69)   (.73)
  Distributions from net realized gains     (1.15)  (1.35)  (1.08)   (.85)  (1.42)
                                          ----------------------------------------
   Total distributions                      (1.76)  (1.96)  (1.74)  (1.54)  (2.15)
                                          ----------------------------------------
Net Asset Value, End of Year               $18.61  $ 18.06 $ 17.18 $ 18.43 $ 18.26
                                          ========================================
Total Return                               13.22%   18.57%   2.77%  10.05%  15.74%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)        $59     $57     $53     $72     $58
 Ratio of expenses to average net assets     .72%     .73%    .73%    .64%    .70%
 Ratio of net income to average net assets  3.12%    3.70%   3.78%   3.72%   4.37%
 Portfolio turnover rate                   38.73%   24.04%  25.58%  29.70%  20.35%



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 30, 1996